Delaware Investments® Family of Funds

Supplement to the current Statutory Prospectus
for each Delaware Investments fund
 (each, a "Fund" and together, the "Funds")

Effective as of the date of this supplement, the following replaces the two paragraphs in the statutory prospectus section entitled "About your account – Investing in the Fund(s)":

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial advisor (hereinafter collectively referred to as the "financial intermediary") to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in the Prospectus below and free of charge on the Delaware Investments Funds' website at delawarefunds.com, including hyperlinks to relevant information in fund offering documents. Please see the section "Broker-defined sales charge waiver policies" immediately before the back cover of this Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary. Additional information on sales charges can be found in the SAI, which is available upon request.

Effective as of the date of this supplement, the following replaces the second sentence in first paragraph of the statutory prospectus section entitled "About your account – How to reduce your sales charge":

Please refer to the "Broker-defined sales charge waiver policies" immediately before the back cover of this Prospectus and to the SAI for detailed information and eligibility requirements.

Effective as of the date of this supplement, the following is added immediately before the back cover of the statutory prospectus:

Broker-defined sales charge waiver policies

Merrill Lynch:

Effective April 10, 2017 shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end sales charge waivers for Class A shares available at Merrill Lynch

—Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
—Shares purchased by or through a 529 Plan
—Shares purchased through a Merrill Lynch affiliated investment advisory program
—Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
—Shares of Delaware Investments Family of Funds purchased through the Merrill Edge Self-Directed platform (if applicable)

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Delaware Investments Family of Funds)
—Shares exchanged from Class C (that is, level-load) shares of the same Fund in the month of or following the 10-year anniversary of the purchase date
—Employees and registered representatives of Merrill Lynch or its affiliates and their family members
—Trustees of the Trust, and employees of the Manager or any of its affiliates, as described in the this Prospectus
—Shares purchased from the proceeds of redemptions within the Delaware Investments Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC waivers on Class A and C shares available at Merrill Lynch

—Death or disability of the shareholder
—Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
—Return of excess contributions from an IRA Account
—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
—Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
—Shares acquired through a right of reinstatement
—Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms

Front-end sales charge discounts available at Merrill Lynch: Breakpoints, rights of accumulation, and letters of intent

—Breakpoints as described in this Prospectus.
—Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Investments Family of Funds assets held by accounts within the purchaser's household at Merrill Lynch. Eligible Delaware Investments Family of Funds assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
—Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Delaware Investments Family of Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated March 31, 2017.